RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS	3 Months Ended
Mar. 31, 2023
Accounting Changes and Error Corrections [Abstract]
RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

2.	RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

Subsequent to the initial issuance of the Company's 2021 financial statements on March 31, 2022, management reconsidered the methodology previously applied in its valuation of goodwill and redeemable preferred stocks.

The Company agreed to issue 818,750 additional shares of series J Preferred Stock with an aggregate stated value equal to $3,275,000 if, as of May 31, 2022, Nova’s trailing twelve months minimum pre-tax net income exceeded $1,979,320 (the “Milestone”). The Company finalized its purchase price accounting and allocation in 2022 and recorded purchase consideration of $6,100,000 associated with the cash consideration, the fair value of the series J preferred stock and the fair value of the contingent consideration. The impact of the correction is reflected in $3,275,000 increase to goodwill and contingent consideration liability on the consolidated balance sheet.

In December 2022, the Company identified an error in its classification for its series N senior convertible preferred stock for the acquisition of NOVA as presented in its audited balance sheet as of December 31, 2021. Pursuant to ASC 250, “Accounting changes and error corrections” issued by FASB and SAB 99 “Materiality” issued by SEC, the Company determined the impact of the error was immaterial. The impact of the error correction is reflected in $3,125,002 increase to the mezzanine equity and offsetting decrease to the Series N Preferred Stock in subject to possible redemption mezzanine equity line item.

The Company and We3 managers entered into a resignation, release and buyback agreement and addendum, effective October 31, 2022. The Company presented in prior periods operating loss as loss from discontinued operations in the amount of $2,593 on the consolidated statement of operations for the three months ended March 31, 2022.

The Company identified that NOVA’s accounts receivable as presented in its balance sheet as of December 31, 2021, was understated due to an error in the collection utilized to estimate NOVA’s accounts receivable. The impact of this correction on the accounting estimates is reflected in $1,076,000 decrease to accounts receivable as of March 31, 2022 and $1,076,000 increase in finance charges for the three months ended March 31, 2022.

The following table summarizes the impacts of the error corrections on the Company's financial statements for each of the periods presented below:

i. Balance sheet

	Impact of correction of error
March 31, 2022 (Unaudited)	As previously reported	Adjustments	As restated

Total assets	$11,704,750	$3,275,000	$14,979,750

Total liabilities	9,512,586	3,275,000	12,787,586

Mezzanine equity	–	3,125,002	3,125,002

Total shareholders' equity	$2,192,163	$(3,125,002)	$(932,839)

ii. Statement of operations

	Impact of correction of error
Three months ended March 31, 2022 (Unaudited)	As previously reported	Adjustments	As restated

Revenue	$2,940,994	$(43,844)	$2,897,150
Cost of sales	1,135,702	(19,474)	1,116,228
Gross margin	1,805,292	(24,370)	1,780,922
Operating expense	1,081,928	(22,489)	1,059,439
Income from operations	$723,364	$(1,881)	$721,483
Other income (expense), net	(1,193,196)	(1,071,526)	(2,264,722)
Net loss before discontinued operations	(469,832)	(1,073,407)	(1,543,239)
Loss from discontinued operations	(16,622)	(2,593)	(19,215)
Net loss	$(486,454)	$(1,076,000)	$(1,562,454)
Basic Loss per Share
Continued Operations	(0.01)		(0.01)
Discontinued Operations	0.01		–
Weighted Average Shares Outstanding - Basic Earnings Loss per Share
Continued Operations	166,130,069		128,021,527
Discontinued Operations	166,130,069		128,021,527